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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549


                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported)  April 17, 2000
                                                  ------------------------------


                         PPG INDUSTRIES, INC.
                         --------------------
             (Exact name of registrant as specified in its charter)


Pennsylvania                   1-1687                      25-0730780
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(State or other                (Commission                 (I.R.S. Employer
jurisdiction                   File Number)                Identification No.)
of incorporation)


One PPG Place, Pittsburgh, Pennsylvania                            15272
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(Address of principal executive offices)                         (Zipcode)


Registrant's telephone number, including area code  (412) 434-3131
                                                    ----------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

     On April 17, 2000, PPG Industries, Inc. issued the press release attached hereto as Exhibit 99, which is incorporated by reference herein.


Item 7.  Exhibit
         -------

     (99) PPG Industries, Inc. press release dated April 17, 2000.



                                   SIGNATURE
                                   ---------


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           PPG INDUSTRIES, INC.
                                           --------------------
                                               (Registrant)


                                            /s/  W. H. Hernandez
                                           ---------------------------------
                                           W. H. Hernandez
                                           Senior Vice President, Finance


Date:  April 17, 2000